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                                                                    EXHIBIT 10.4

                             RefcoFund Holdings, LLC
                           One World Financial Center
                               Tower A, 23rd Floor
                               200 Liberty Street
                            New York, New York 10281

                             ________________, 2003

PlusFunds Group Inc.
1500 Broadway
11th Floor
New York, NY  10036

     Re:  S&P Managed Futures Index Fund, LP

Ladies and Gentlemen:

     This Letter Agreement will set forth our understanding of the terms upon which PlusFunds Group Inc. ("PlusFunds") will serve as sub-investment manager of S&P Managed Futures Index Fund, LP (the "Fund") to facilitate the management of the Fund. Pursuant to an Investment Management Agreement effective as of the 12th day of July, 2002 between SPhinX(TM) Managed Futures Fund SPC (the "SPC") and PlusFunds (the "Investment Management Agreement"), PlusFunds serves as the investment manager of the SPC. The Fund will invest all or substantially all of its assets in the SPC (the "Interests"). This Letter Agreement supplements the Investment Management Agreement. In the event of any inconsistency between the Investment Management Agreement and this Letter Agreement, this Letter Agreement shall control with respect to the Fund's investment in the SPC.

     (a) PlusFunds will allocate the Interests in the same manner as the Standard & Poor's Managed Futures Index is constituted, to the greatest extent possible.

     (b) PlusFunds will provide the Fund with the SPC's monthly and audited annual reports in accordance with CFTC rules. PlusFunds will provide the Fund with the information necessary for its investors to prepare any required tax filings on or about March 31 of each year. PlusFunds will inform the Fund, in a timely manner, of any anticipated delay in delivery of such information.

     (c) PlusFunds will provide RefcoFund Holdings, LLC, the general partner of the Fund ("Refco") with the net asset value of the Interests as of the last day of each month at the close of business no later than the end of the next succeeding business day. PlusFunds will also provide Refco with daily indicative and monthly finalized net asset values for the Interests, including month to date and year to date performance.

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     (d)  PlusFunds represents and warrants to Refco that it is registered as a commodity pool operator and commodity trading advisor under the Commodity Exchange Act, as amended, and that the SPC is not an investment company and is not excluded from regulation under the Investment Company Act by 3(c)(1) or 3(c)(7) thereof.

     (e) PlusFunds represents that the only fees and expenses borne by the Interests will be the Interests' pro rata portion of the management fees and incentive allocations payable to the portfolio managers of the various series of SPC; the fees payable to the administrator of the SPC; audit, accounting and legal fees of the SPC; organizational expenses of the SPC; custodial expenses of the SPC, brokerage fees and other transaction-related expenses of the various series of the SPC; and any extraordinary expenses of the SPC. PlusFunds does not expect the fees and expenses borne by the Interests to exceed 0.05% of the net assets of the Interests.

     (f) PlusFunds will accept subscriptions for Interests from the Fund on at least six (6) business days notice prior to the offering date (the first day of each month), with subscription proceeds to be received at least three (3) days prior to the offering date (the first day of each month). PlusFunds will allocate the subscription proceeds to the portfolio managers on the offering date.

     (g) PlusFunds will ordinarily redeem the Fund's investment in the Interests on the last day of each month (each, a "redemption date") on at least six business days notice. PlusFunds will pay at least 95% of the redemption proceeds to the Fund within five business days of the redemption date and will pay the balance, if any, within 20 business days of the redemption date. Redemptions of the Fund's Interests as of any particular redemption date cannot exceed 20% of the Fund's Interests as of that date unless PlusFunds has received at least 15 business days' notice prior to a redemption date that is a month-end. PlusFunds will honor redemption requests that exceed the 20% limit and will redeem the balance of the requested amounts in full on the next succeeding redemption date if such redemption date is a month-end and subject to the 20% limit if the next succeeding redemption date is not a month-end.

     (h) Refco will pay to PlusFunds, as compensation for its services hereunder, a sub-investment management fee as agreed to between the parties.

     (i) Each of Refco and PlusFunds has full power to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of Refco and PlusFunds, and constitutes a valid and binding agreement of each of them enforceable in accordance with its terms.

     (j) The performance by Refco and PlusFunds of their respective obligations under this Agreement will not constitute a breach of, or default under, the organizational

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          documents of either of them, any instrument by which either of them or their respective principals is bound or under any order, rule or regulation applicable to either of them or their respective principals, or any court or any governmental body or administrative agency having jurisdiction over either of them or their respective principals.

     (k) PlusFunds agrees to indemnify, defend and hold harmless Refco, the Fund and each of their respective affiliates, officers, directors, agents and employees, and their respective successors and assigns, from and against any and all losses, claims, liabilities, actions, judgments, causes of action, fines, assessments, penalties, costs and expenses (including but not limited to reasonable attorneys' and accountants' fees and expenses, investigatory expenses, court costs, and any reasonable expenses incurred in connection with and any amounts paid in any settlement) arising out of, relating to or otherwise in connection with: (i) the breach of any representation, warranty or covenant made by PlusFunds herein or in the Investment Management Agreement, or (ii) fraud, bad faith, misconduct, negligence or violation of law by PlusFunds or its officers, directors, agents and employees. Refco agrees to indemnify, defend and hold harmless PlusFunds and its affiliates, officers, directors, agents and employees, and their respective successors and assigns, from and against any and all losses, claims, liabilities, actions, judgments, causes of action, fines, assessments, penalties, costs and expenses (including but not limited to reasonable attorneys' and accountants' fees and expenses, investigatory expenses, court costs, and any reasonable expenses incurred in connection with and any amounts paid in any settlement) arising out of, relating to or otherwise in connection with: (i) the breach of any representation, warranty or covenant made by Refco herein, or (ii) fraud, bad faith, misconduct, negligence or violation of law by Refco or its officers, directors, agents and employees. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, notify in writing the indemnifying party of the commencement thereof; and the omission to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party, and if the indemnified party notifies any indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable costs of

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          investigation, unless incurred at the written request of the indemnifying party, or the indemnifying party shall not have employed counsel to have charge of the defense of such action or proceeding, or such indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of any such action or proceeding on behalf of the indemnified party), in any of which events such legal or other expenses shall be borne by the indemnifying party. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

     (l) This Letter Agreement shall remain in effect until (i) the Fund no longer owns the Interests, or (ii) PlusFunds no longer serves as investment manager of the SPC.

     (m) This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. Any action or proceeding brought by any party relating to this Letter Agreement shall be brought and enforced in the courts located in the Borough of Manhattan, City and State of New York, and the parties irrevocably submit to the jurisdiction of such courts in respect of any such action or proceeding.

     (n) All notices under this Letter Agreement shall be in writing and shall be delivered to the addresses set forth below or to such other addresses as are designated in writing by the parties hereto. Notices shall be delivered by courier, postage prepaid mail, fax or other similar means and shall be effective upon actual receipt by the party to which such notice shall be directed.

               If to RefcoFund Holdings, LLC:

                    RefcoFund Holdings, LLC
                    One World Financial Center
                    Tower A, 23rd Floor
                    200 Liberty Street
                    New York, New York  10281
                    Attention: Richard Butt
                    Telephone: (212) 693-7046
                    Facsimile: (212) 693-7898

               If to PlusFunds:

                    PlusFunds Group Inc.
                    1500 Broadway
                    11th Floor
                    New York, NY  10036

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PlusFunds Group Inc.
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                    Attention: Christopher Sugrue
                    Telephone: (212) 653-1900
                    Facsimile: (212) 653-1970

     (o) This Letter Agreement shall not be amended except by a writing signed by the parties hereto. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties or from any failure by any party to assert its rights hereunder on any occasion or series of occasions. This Letter Agreement constitutes the entire agreement between the parties hereto with respect to the matters referred to herein, and supersedes all prior and contemporaneous agreements, oral or written, relating to the subject matter of this Letter Agreement. This Agreement shall not be assigned by any party without the prior express written consent of the other parties. The provisions of this Agreement shall survive the termination hereof with respect to any matter arising while this Agreement shall be in effect.

     Kindly indicate your agreement to the terms set forth above by signing below and returning the fully signed copy to us, whereupon this Letter Agreement will become effective.

                                        Sincerely,

                                        REFCOFUND HOLDINGS, LLC


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

Acknowledged and Agreed this
___ day of _________, 2003


PLUSFUNDS GROUP, INC.


By:
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Name:
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Title:
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